Exhibit 10.1

Execution Version

CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

HI-CRUSH PARTNERS LP

Dated as of August 15, 2012

i

CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

This CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of August 15, 2012 is made by and among Hi-Crush Proppants LLC, a Delaware limited liability company (“Proppants”), Hi-Crush Partners LP, a Delaware limited partnership (the “Partnership”), and Hi-Crush GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Article I.

RECITALS

WHEREAS, Proppants has formed the General Partner under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) to which it contributed $1,000 in exchange for a 100% membership interest in the General Partner;

WHEREAS, the General Partner and Proppants have formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) for the purposes set forth in the Agreement of Limited Partnership of the Partnership dated May 9, 2012 (the “Initial Partnership Agreement”);

WHEREAS, in connection with the Partnership’s formation, Proppants contributed $1,000 to the Partnership in exchange for a 100% limited partner interest in the Partnerhsip (the “Initial LP Interest”) and the General Partner was admitted as the general partner with a non-economic general partner interest in the Partnership (the “GP Interest”);

WHEREAS, Proppants has formed Hi-Crush Admin LLC, a Delaware limited liability company (“Admin”), and Hi-Crush Augusta LLC, a Delaware limited liability company (“Augusta”), each pursuant to the Delaware LLC Act, and the Sponsor has contributed $1,000 to each of Admin and Augusta in exchange for a 100% membership interest in Admin and Augusta, respectively;

WHEREAS, Proppants has caused Hi-Crush Operating LLC, a Delaware limited liability company and a wholly owned subsidiary of Proppants (“Operating”), to transfer all of its employees to Admin and caused Admin to accept the transfer of such employees;

WHEREAS, Proppants has caused Operating to assign the Augusta Assets to Augusta and caused Augusta to accept and assume the Augusta Assets;

WHEREAS, pursuant hereto, each of the following will occur at the times specified hereinafter:

1.	Proppants will contribute to the Partnership all of the outstanding membership interest in each of Operating, Hi-Crush Chambers LLC, a Delaware limited liability company (“Chambers”), Hi-Crush Railroad LLC, a Delaware limited liability company (“Railroad”), and Hi-Crush Wyeville LLC, a Delaware limited liability company (“Wyeville” and, together with Operating, Chambers and Railroad, the “Contributed Subsidiaries”) in exchange for (i) the Sponsor Common Units, (ii) the Sponsor Subordinated Units and (iii) the Incentive Distribution Rights (together, the “Sponsor Contribution Consideration”);

2.	If the aggregate amount of cash on hand at the Contributed Subsidiaries is less than $2,700,000 (the “Minimum Cash Amount”) at the time of the contribution of the Contributed Subsidiaries by Proppants to the Partnership, Proppants will contribute to the Partnership an amount in cash equal to (x) the Minimum Cash Amount less (y) the amount of cash on hand at the Contributed Subsidiaries at the time of such contribution (the “Contingent Cash Contribution”); and

3.	In connection with the Offering, the public, through the underwriters, will pay to Proppants an amount agreed upon by the Underwriters, Proppants and the Partnership pursuant to the Underwriting Agreement, less the Underwriters’ Spread, in exchange for the Firm Units.

WHEREAS, members or partners of the Parties have taken all partnership and limited liability company action, as the case may be, required to be taken to approve the transactions contemplated by this Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions

The following defined terms will have the meanings given below:

“Agreement” has the meaning set forth in the opening paragraph of this Agreement.

“Augusta Assets” means the real and personal property, contracts, permits and other assets associated with Proppants’ business and operations at its frac sand excavation and processing facility in Augusta, Wisconsin.

“Augusta” has the meaning set forth in the Recitals of this Agreement.

“Chambers” has the meaning set forth in the Recitals of this Agreement.

“Contributed Subsidiaries” has the meaning set forth in the Recitals of this Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Contingent Cash Contribution” has the meaning set forth in the Recitals of this Agreement.

“Delaware LLC Act” has the meaning set forth in the Recitals of this Agreement.

“Delaware LP Act” has the meaning set forth in the Recitals of this Agreement.

“Effective Time” means 3:00 p.m. prevailing Eastern Time on the day immediately prior to the date of the closing of the Offering.

“Firm Units” shall have the meaning set forth in the Underwriting Agreement.

“General Partner” has the meaning set forth in the opening paragraph of this Agreement.

“GP Interest” has the meaning set forth in the Recitals of this Agreement.

“Initial LP Interest” has the meaning set forth in the Recitals of this Agreement.

“Initial Partnership Agreement” has the meaning set forth in the Recitals of this Agreement.

“Minimum Cash Amount” has the meaning set forth in the Recitals of this Agreement.

“Offering” means the initial public offering of the Common Units.

“Operating” has the meaning set forth in the Recitals of this Agreement.

“Option Units” means the Common Units that Proppants will agree to sell to the Underwriters upon exercise of the Underwriters’ Option.

“Party” or “Parties” has the meaning set forth in the opening paragraph of this Agreement.

“Partnership” has the meaning set forth in the opening paragraph of this Agreement.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership, substantially in the form attached as Appendix A to the Registration Statement.

“Proppants” has the meaning set forth in the opening paragraph of this Agreement.

“Railroad” has the meaning set forth in the Recitals of this Agreement.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-182574), as amended.

“Sponsor Common Units” means 13,640,351 Common Units.

“Sponsor Contribution Consideration” has the meaning set forth in the Recitals of this Agreement

“Sponsor Subordinated Units” means 13,640,351 Subordinated Units.

“Underwriters” the underwriting syndicate listed in the Underwriting Agreement.

“Underwriting Agreement” means the underwriting agreement to be entered into between the Partnership, Proppants and the underwriters named in the Registration Statement, in substantially the form attached as Exhibit 1.1 to the Registration Statement.

“Underwriters’ Option” means a number of Common Units equal to 15% of the Firm Units, which Proppants will agree to sell to the Underwriters, at their option, to cover over-allotments in connection with the Offering.

“Underwriters’ Spread” shall mean the total amount of the Underwriters’ discount and structuring fee.

“Wyeville” has the meaning set forth in the Recitals of this Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Partnership Agreement.

ARTICLE II

THE FOLLOWING SHALL BE COMPLETED IMMEDIATELY FOLLOWING THE

EFFECTIVE TIME IN THE ORDER SET FORTH HEREIN.

Section 2.1 Execution of Partnership Agreement. Proppants and the General Partner shall amend and restate the Initial Partnership Agreement by executing the Partnership Agreement in substantially the form included as Appendix A to the Registration Statement, with such changes as the General Partner and Proppants may agree.

Section 2.2 Contribution of Contributed Subsidiaries.

(a) Proppants hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and assigns, for its and their own use forever, and the Partnership hereby accepts such grant, contribution, bargain, conveyance, assignment, transfer, set over and delivery of, all of its interests in the Contributed Subsidiaries in exchange for the Sponsor Contribution Consideration.

(b) If the aggregate amount of cash on hand at the Contributed Subsidiaries as of the time of the contribution provided for in Section 2.2(a) is less than the Minimum Cash Amount, then Proppants shall contribute an amount of cash equal to the Contingent Cash Contribution to the Partnership.

Section 2.3 Execution of Registration Rights Agreement. Proppants and the Partnership shall execute the registration rights agreement, in substantially the form attached as Exhibit 4.1 to the Registration Statement, pursuant to which the Partnership shall agree to register with the Commission certain equity interests in the Partnership in accordance with the terms provided therein.

Section 2.4 Execution of Omnibus Agreement. Proppants and the Partnership shall execute the omnibus agreement, in substantially the form attached as Exhibit 10.2 to the Registration Statement, pursuant to which the Partnership and Proppants shall agree to certain matters with respect to indemnification, use of trademarks, rights of first offer and the assumption of customer contracts as provided therein.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1 Effective Time. Notwithstanding anything contained in this Agreement to the contrary, the provisions of Article II and Section 3.2 shall not be binding or have any effect until each of the Partnership and Proppants executes the Underwriting Agreement, at which time all such provisions shall be effective and operative without further action by any Party.

Section 3.2 Further Assurances. From time to time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so contributed and assigned and (c) more fully and effectively to carry out the purposes and intent of this Agreement.

Section 3.3 Headings; References, Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 3.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 3.5 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Agreement by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 3.7 Applicable Law; Forum, Venue and Jurisdiction.

(a) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

(b) Each of the Parties:

(i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement shall be exclusively brought in the Court of Chancery of the State of Delaware;

(ii) irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in connection with any such claim, suit, action or proceeding;

(iii) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or of any other court to which proceedings in the Court of Chancery of the State of Delaware may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper;

(iv) expressly waives any requirement for the posting of a bond by a Party bringing such claim, suit, action or proceeding; and

(v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such Party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, that nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 3.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 3.9 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 3.10 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices and other communications shall be addressed to the Parties at their respective addresses set forth in, or determined in accordance with the applicable provision of, the Partnership Agreement.

Section 3.11 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

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IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

HI-CRUSH PARTNERS LP

By:	Hi-Crush GP, LLC,
its general partner

	By:	/s/ Robert E. Rasmus
Name: Robert E. Rasmus
Title: Co-Chief Executive Officer

HI-CRUSH PROPPANTS LLC

By:	/s/ Robert E. Rasmus
	Name:	Robert E. Rasmus
	Title:	Co-Chief Executive Officer

HI-CRUSH GP, LLC

By:	/s/ Robert E. Rasmus
	Name:	Robert E. Rasmus
	Title:	Co-Chief Executive Officer

SIGNATURE PAGE

TO

CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT